Exhibit 32


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report of Sport Supply Group, Inc., (the "Company") on Form 10-Q for the period ended September 26, 2003 as filed with the Securities and Exchange Commission on November 10, 2003, I, Geoffrey P. Jurick, Chief Executive Officer, certify pursuant to 18 U.S.C.
 section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


 Date: November 10, 2003
                                    By: /s/ Geoffrey P. Jurick
                                    --------------------------
                                    Geoffrey P. Jurick
                                    Chief Executive Officer


                                    By: /s/ Robert K. Mitchell
                                    --------------------------
                                    Robert K. Mitchell
                                    Chief Financial Officer